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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): June 17, 2004





                         LOCATEPLUS HOLDINGS CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    DELAWARE
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



       000-49957                                          04-3332304
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(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)



                      100 CUMMINGS CENTER, SUITE 235M 01915
                             BEVERLY, MASSACHUSETTS
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (978) 921-2727
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.
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         On June 17, 2004 we entered into a Securities Purchase Agreement with a certain institutional investor named therein (the "Purchaser") relating to the private placement of a convertible term note issued by the Company in the principal amount of $3,000,000 due June 17, 2007 (the "Note"), and a common stock purchase warrant (the "Warrant"). We also entered into related security documents and a Registration Rights Agreement. The Note is convertible into shares of our class A voting common stock, $0.01 par value per share ("Class A Common Stock"), at a fixed conversion rate of $0.40 per share and the Warrant provides for the purchase of up to 1,320,000 shares of Class A Common Stock at a price of $0.45 each, subject to customary adjustments, until June 17, 2009.

         For its services as placement agent in connection with the transaction, we were obligated to compensate Reedland Capital in cash.

         Copies of the Securities Purchase Agreement, the Note, the Warrant, the Registration Rights Agreement and the related security agreements as well as our press release announcing the closing of the private placement, are filed as exhibits to this report and are incorporated herein by reference.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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         (c) Exhibits.

             10.1 Securities Purchase Agreement dated June 17, 2004, by and between LocatePLUS Holdings Corporation and the Purchaser named therein.

             10.2 Convertible Term Note dated June 17, 2004, by and between LocatePLUS Holdings Corporation and the Purchaser named therein.

             10.3 Registration Rights Agreement dated June 17, 2004, by and between LocatePLUS Holdings Corporation and the Purchaser named therein.

             10.4 Common Stock Purchase Warrant issued to the Purchaser under the Securities Purchase Agreement.

             10.5 Master Security Agreement dated June 17, 2004, by LocatePLUS Holdings Corporation and its subsidiaries.

             10.6 Stock Pledge Agreement dated June 17, 2004, by and among the Purchaser, LocatePLUS Holdings Corporation and its subsidiaries.

             10.7 Subsidiary Guaranty dated June 17, 2004, by the subsidiaries of LocatePLUS Holdings Corporation.